Exhibit 10.4

FORM OF LOCK-UP AGREEMENT

March ___, 2023

Flywheel Advanced Technology, Inc.

123 West Nye Lane, Suite 455

Carson City, NV 89706

Re: Flywheel Advanced Technology, Inc. - Lock-Up/Leak-Out Agreement

[____]:

This Lock-Up/Leak-Out Agreement (this “Agreement”) is being delivered to you in connection with the Share Exchange Agreement (the “Share Exchange Agreement”) dated as of December 15, 2022, by and among Flywheel Advanced Technology, Inc., a Nevada corporation (the “Company”), QBS System Limited, a limited company incorporated under the laws of Hong Kong with a company number of 1587852 (the “Seller”), and QBS Flywheel Limited, a company incorporated in Australia with a company number: 121831472 (the “Shareholder”) pursuant to which the Company will acquire all of the issued and outstanding equity of the Seller in exchange for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

As consideration under the Share Exchange Agreement, the Shareholder will be issued shares of Common Stock. As the holder of 8,939,600 shares of Common Stock (the “Undersigned’s Shares”), the undersigned agreed, as an inducement to the Company to enter into the Share Exchange Agreement, to restrict the sale, assignment, transfer, encumbrance, or other disposition of the Undersigned’s Shares as hereinafter provided.

In consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Lock-Up. Commencing on the date of Closing until the twelve (12) month anniversary of the Closing (the “Lock-Up Period”), the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933) of the undersigned not to, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any of the Undersigned’s Shares, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any of the Undersigned’s Shares, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Undersigned’s Shares, whether any such transaction is to be settled by delivery of such securities, in case or otherwise. The foregoing sentence shall not apply to the exercise of options or warrants or the conversion of a security outstanding as of the date hereof; provided, however, that the undersigned agrees that the foregoing sentence shall apply to any securities issued by the Company to the undersigned upon such an exercise or conversion.

The foregoing restriction is expressly agreed to preclude the undersigned, and any affiliate of the undersigned and any person in privity with the undersigned from engaging in any hedging or other transaction which is designed to, or which reasonably could be expected to, lead to, or result in a sale or disposition of the Undersigned’s Shares even if the Undersigned’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage, or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by the immediately preceding sentence, for the duration of this Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent (the “Transfer Agent”) and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Agreement.

Leak-Out. For a period of one year after the end of the Lock-Up Period, the undersigned agrees to limit the resales of the Undersigned’s Shares in the public market to five percent of the trailing ten (10) day average trading volume of the Common Stock. If the undersigned violates this Leak-Out provisions, the Company shall be entitled to the profits made by the undersigned on any trades made in violation of this Leak-Out provision and the undersigned hereby agrees that such remedy is not a penalty and is equitable relief commensurate with the harm done to the Company.

Termination. This Agreement will terminate ninety (90) days after the occurrence of any of the following events: (i) if the Company is late in two out of three consecutive 10K or 10Q filings with the Securities and Exchange Commission; (ii) if the Company’s auditor resigns over concerns tied to any material misstatements or weaknesses in the financial reporting by the Company; or (iii) a change of control of the Company by way of a merger or consolidation to which the Company is a party and is not the surviving entity, or by way of any sale, transfer, assignment, or other disposition, whether by operation of law or otherwise, of the outstanding voting stock or other securities of the Company, which results in any single third party (or group of third parties acting in concert) owning directly or indirectly a majority of voting stock or other securities then outstanding of the Company.

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The undersigned acknowledges that the execution, delivery, and performance of this Agreement is a material inducement to the Company to complete the transactions contemplated by the Share Exchange Agreement and that the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will directly benefit from the closing of the transactions contemplated by the Share Exchange Agreement.

The undersigned understands and agrees that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. No provision of this Agreement may be waived or amended except in written instrument signed by a majority of the Board of Directors of the Company and the undersigned.

This Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Nevada, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Nevada to be applied. In furtherance of the foregoing, the internal laws of the State of Nevada will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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Very truly yours,

Flywheel Advanced Technology, Inc.

By:
Name:
Title:

Agreed to and Acknowledged:

Exact Name of Shareholder

Authorized Signature

Title

[Signature Page to Lock-Up Agreement – Shareholder]